Wanger Advisors Trust

Wanger U.S. Smaller Companies
Wanger International Small Cap
Wanger Select
Wanger International Select

Supplement dated September 29, 2006 to the
Statement of Additional Information
dated May 1, 2006

The Funds listed above are each a “Fund” and collectively, the “Funds.”  The Funds’ investment adviser, Columbia Wanger Asset Management, L.P. is referred to as “CWAM.”

The following language is added to the end of the section entitled “MANAGEMENT ARRANGEMENTS,” beginning on page 16 of the statement of additional information:

Certain Investment Activity Limitations

The overall investment activities of CWAM and its affiliates may limit the investment opportunities for the Funds in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers.  From time to time, a Fund’s activities also may be restricted because of regulatory restrictions applicable to CWAM and its affiliates, and/or their internal policies.